SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2003

COLUMBUS MCKINNON CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-27618	16-0547600

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 John James Parkway, Amherst, New York		14228-1197

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 689-5400

Not Applicable

(Former name or former address, if changed since last report)

Explanatory Note

The Company is furnishing this amendment to its Current Report on Form 8-K dated July 8, 2003 to revise Exhibit 99.1 to that report.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Financial Information

Item 9.    Regulation FD Disclosure

This amendment provides information (set forth on Exhibit 99.1 hereto) regarding Columbus McKinnon Corporation’s (the “Company”) results of operations for the completed fiscal periods presented which is contained in a confidential offering circular of the Company dated July 15, 2003 prepared in connection with the Company’s announced sale of $115 million of Senior Secured Notes due 2010 in a private placement.

The information contained in this Item 9 (including Exhibit 99.1) is being furnished pursuant to Item 9 and Item 12 of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

This information contained in this Item 9 (including Exhibit 99.1) is not “filed” pursuant to the Securities Exchange Act of 1934, as amended, and is not incorporated and may not be incorporated by reference in any filing thereunder or under the Securities Act of 1933, as amended, except as expressly set forth in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 17, 2003	By: /S/ ROBERT L. MONTGOMERY, JR.
Robert L. Montgomery, Jr.
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Financial Information